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                                                                EXHIBIT 23(b)(3)

                         INDEPENDENT AUDITORS' CONSENT



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 10, 1995, which relates to our audits of the financial statements of Arizona Health Concepts, Inc. for the years ended September 30, 1995 and 1994 appearing on page F-39 of the Registrant's proxy statement/prospectus dated January 25, 1996 included in the Registrant's registration statement on Form S-4 (registration no. 333-558).


                                    Miller, Wagner & Company, Ltd.
                                    Phoenix, Arizona
                                    May 30, 1996

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